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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the incorporation by reference in the Statement of Additional Information of the Vista Capital Advantage Variable Annuity, which constitutes part of this Registration Statement on Form N-4 for Variable Annuity Account Two of AIG SunAmerica Life Assurance Company, of our report dated March 29, 2004, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company, and to the use of our report dated December 17, 2004, relating to the financial statements of Variable Annuity Account Two. We also consent to the incorporation by reference of our reports into the Vista Capital Advantage Variable Annuity Prospectus, which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Registered Public Accounting Firm" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.



PricewaterhouseCoopers LLP
Los Angeles, California
December 28, 2004